Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report of International Aluminum Corporation (the “Company”) on Form 10-K for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on September 23, 2002 (the “Report”), I, Mitchell K. Fogelman, the Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President — Finance
and Chief Financial Officer
September 30, 2002